Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officer of Haights Cross Communications, Inc. (the “Company”) hereby certifies to his knowledge that the Company’s quarterly report on Form 10-Q to which this certification is attached (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the ”Exchange Act”), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2005	By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: Chief Financial Officer and Vice President

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